                                                                    EXHIBIT 10.8

                          POWERWAVE TECHNOLOGIES, INC.

                        DIRECTOR STOCK OPTION AGREEMENT
                                 (ANNUAL GRANT)


     Powerwave Technologies, Inc., a Delaware corporation (the "Company"), has granted to ________________________________________ (the "Optionee"), an option to purchase a total of 5,000 shares of the Company's Common Stock (the "Optioned Stock"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 1996 Director Stock Option Plan (the "Plan") adopted by the Company which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

     1.   NATURE OF THE OPTION.  This Option is a nonstatutory option and is not
          --------------------
intended to qualify for any special tax benefits to the Optionee.

     2.   EXERCISE PRICE.  The exercise price is $____________________ for each
          --------------
share of Common Stock, which is 100% of the Fair Market Value of the Common Stock as determined on the date of grant of this Option.

     3.   EXERCISE OF OPTION.  This Option shall be exercisable during its term
          ------------------
in accordance with the provisions of Section 8 of the Plan as follows:

          (a)  RIGHT TO EXERCISE.
               -----------------

               (i) This Option shall become exercisable as to 100% of the optional stock on the forth anniversary of the date of grant; provided, however, that in no event shall this Option be exercisable until stockholder approval of the Plan has been obtained in accordance with Section 16 thereof.

               (ii) This Option may not be exercised for a fraction of a share.

               (iii) In the event of Optionee's death, disability or other termination of service as a Director, the exercisability of the Option is governed by Sections 6, 7 and 8 of this Agreement.

          (b)  METHOD OF EXERCISE.  This Option shall be exercisable by written
               ------------------
notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised and such other representations and agreements as to the holder's investment intent with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan, in the form attached to this Agreement as Exhibit A. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price.

     4.   METHOD OF PAYMENT.  Payment of the exercise price shall be by any of
          -----------------
the following, or a combination thereof, at the election of the Optionee:

          (a)  cash;

          (b)  check;

          (c)  surrender of other Shares of Common Stock of the Company which
(i) either have been owned by the Optionee for more than 12 months on the date of surrender or were not acquired, directly or indirectly, from the Company, and
(ii) have a Fair Market Value on the date of surrender equal to the exercise price of the Shares as to which the Option is being exercised;

          (d) delivery of a promissory note (the "Note") of Optionee in the amount of the Exercise Price together with the execution and delivery by the Optionee of the Security Agreement attached hereto as Exhibit B. The Note shall be in the form attached hereto as Exhibit C, shall contain the terms and be payable as set forth therein, shall bear interest at a rate no less than the "applicable federal rate" prescribed under the Code and its regulations at the time of purchase, and shall be secured by a pledge of the Shares purchased by the Note pursuant to the Security Agreement; or

          (e) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price.

     5.   RESTRICTIONS ON EXERCISE.  This Option may not be exercised if the
          ------------------------
issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulations, or if such issuance would not comply with the requirements of any stock exchange or market system upon which the Shares may then be listed. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     6.   TERMINATION OF CONTINUOUS STATUS AS A DIRECTOR.  In the event
          ----------------------------------------------
Optionee's Continuous Status as a Director terminates (other than upon the Optionee's death or permanent and total disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within 30 days from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its five-year term). To the extent that the Optionee was not entitled to exercise this Option at the date of such termination, and to the extent that Optionee does not exercise this Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

     7.   DISABILITY OF OPTIONEE.  In the event Optionee's Continuous Status as
          ----------------------
a Director terminates as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may exercise his or her Option, but only within six months from the date of termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the date of expiration of its five-year term). To the extent that Optionee was not entitled to exercise this Option at the date of termination, and to the extent Optionee does not exercise this Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

     8.   DEATH OF OPTIONEE.  In the event of the Optionee's death while a
          -----------------
Director, within 90 days after ceasing to be a Director because of a total and permanent disability (as defined above) or after attainment of age 65, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within one year following the date of death, and only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the date of expiration of its five-year term). To the extent that Optionee was not entitled to exercise this Option at the date of death, and to the extent Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise this Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

     9.   NON-TRANSFERABILITY OF OPTION.  This Option may not be transferred in
          -----------------------------
any manner otherwise than by will, by the laws of descent or distribution or pursuant to a qualified domestic relations order, and may be exercised during the lifetime of Optionee only by the Optionee or a permitted transferee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     10.  TERM OF OPTION.  This Option may not be exercised more than five years
          --------------
from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     11.  TAXATION UPON EXERCISE OF OPTION.  Optionee understands that, upon
          --------------------------------
exercise of this Option, the Optionee will recognize income for tax purposes in an amount equal to the excess of the then Fair Market Value of the Shares purchased over the exercise price paid for such Shares. If the Optionee is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the measurement and timing of such income may be deferred, and the Optionee is advised to contact a tax advisor concerning the desirability of filing an 83(b) election in connection with the exercise of the Option. Upon a resale of such Shares by the Optionee, any difference between the sale price and the Fair Market Value of the Shares on the date of exercise of the Option, to the extent not included in income as described above, will be treated as capital gain or loss.

DATE OF GRANT:  ______________________________

                                    POWERWAVE TECHNOLOGIES, INC., a Delaware corporation


                                    By:_____________________________________
                                       Its:_________________________________

     The Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that the Optionee is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

     Date: __________________

                                        ________________________________________
                                        Optionee

                                   EXHIBIT A
                                   ---------

                         POWERWAVE TECHNOLOGIES, INC.

                        1996 DIRECTOR STOCK OPTION PLAN

                                EXERCISE NOTICE

Powerwave Technologies, Inc.
2026 McGaw Avenue
Irvine, California 92614
Attention: Secretary

      1.  Exercise of Option. Effective as of today, ______________, 199__, the
          ------------------
undersigned ("Purchaser") hereby elects to purchase ______ shares (the "Shares") of the Common Stock of Powerwave Technologies, Inc. (the "Company") under and pursuant to the 1996 Director Stock Option Plan (the "Plan") and the Director Stock Option Agreement dated __________, 199__ (the "Option Agreement"). The purchase price for the Shares shall be $___________, as required by the Option Agreement.

     2.     Delivery of Payment. Purchaser herewith delivers to the Company the
            -------------------
full purchase price for the Shares.

     3.    Representations of Optionee. Optionee acknowledges that Optionee has
           ---------------------------
received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4.    Rights as Stockholder. Subject to the terms and conditions of this
           ---------------------
Agreement, Optionee shall have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Optionee delivers full payment of the Exercise Price until such time as Optionee disposes of the Shares.

     5.    Tax Consultation. Optionee understands that Optionee may suffer
           ----------------
adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     6.    Entire Agreement; Governing Law. The Plan and Option Agreement are
           -------------------------------
incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and such agreement is governed by Delaware law except for that body of law pertaining to conflict of laws.

Submitted by:                          Accepted by:

OPTIONEE                               POWERWAVE TECHNOLOGIES, INC.


____________________________________   By: __________________________________
Signature


____________________________________   Title: _______________________________
Print Name

Address:                               Address:
-------                                -------

____________________________________   2026 McGaw Avenue
                                       Irvine, California 92614

____________________________________

                                   EXHIBIT B
                                   ---------

                               SECURITY AGREEMENT

     This Security Agreement is made as of ____________, 19__, between Powerwave Technologies, Inc., a Delaware corporation ("Pledgee"), and ____________________ ("Pledgor").

                                   RECITALS:

     Pursuant to Pledgor's election to purchase Shares under the Option Agreement dated ___________, 199__ (the "Option"), between Pledgor and Pledgee under Pledgee's 1996 Director Stock Option Plan, and Pledgor's election under the terms of the Option to pay for such shares with Pledgor's promissory note (the "Note"), Pledgor has purchased _________ shares of Pledgee's Common Stock (the "Shares") at a price of $__________ per share, for a total purchase price of $__________. The Note and the obligations thereunder are as set forth in Exhibit C to the Option.

     NOW, THEREFORE, it is agreed as follows:

     1.    Creation and Description of Security Interest. In consideration of
           ---------------------------------------------
the transfer of the Shares to Pledgor under the Option Agreement, Pledgor, pursuant to the California Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by certificate number ______________, duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to the Secretary of Pledgee ("Pledgeholder"), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

     The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Option, and the Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

     2.   Pledgor's Representations and Covenants. To induce Pledgee to enter
          ---------------------------------------
into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

          (a)  Payment of Indebtedness. Pledgor will pay the principal sum of
               -----------------------
the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

          (b)  Encumbrances. The Shares are free of all other encumbrances,
               ------------
defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

          (c)  Margin Regulations. In the event that Pledgee's Common Stock is
               ------------------
now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

     3.   Voting Rights. During the term of this pledge and so long as all
          -------------
payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

     4.   Stock Adjustments. In the event that during the term of the pledge
          -----------------
any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

     5.   Options and Rights. In the event that, during the term of this
          ------------------
pledge, subscription Options or other rights or options shall be issued in connection with the pledged Shares, such rights, Options and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

     6.   Default. Pledgor shall be deemed to be in default of the Note and of
          ---------
this Security Agreement in the event:

          (a) Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

          (b) Pledgor fails to perform any of the covenants set forth in the Option or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

     In the case of an event of Default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the California Commercial Code.

     7.   Release of Collateral. Subject to any applicable contrary rules under
          ---------------------
Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

     8.   Withdrawal or Substitution of Collateral. Pledgor shall not sell,
          ----------------------------------------
withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

     9.   Term. The within pledge of Shares shall continue until the payment of
          ----
all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

     10.  Insolvency. Pledgor agrees that if a bankruptcy or insolvency
          ----------
proceeding is instituted by or against it, if a receiver is appointed for the property of Pledgor or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

     11.  Pledgeholder Liability. In the absence of willful or gross negligence,
          ----------------------
Pledgeholder shall not be liable to any party for any of Pledgeholder's acts, or omissions to act, as Pledgeholder.

     12.  Invalidity of Particular Provisions. Pledgor and Pledgee agree that
          -----------------------------------
the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

     13. Successors or Assigns. Pledgor and Pledgee agree that all of the terms
         ---------------------
of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

     14. Governing Law. This Security Agreement shall be interpreted and
         -------------
governed under the laws of the State of Delaware.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

     "PLEDGOR"                       By:________________________________________

                                     ___________________________________________
                                     Print Name

                         Address:    ___________________________________________

                                     ___________________________________________


     "PLEDGEE"                       POWERWAVE TECHNOLOGIES, INC.,
                                     a Delaware corporation

                                     By:________________________________________

                                     Title:_____________________________________


     "PLEDGEHOLDER"                  ___________________________________________
                                     Secretary of Powerwave Technologies, Inc.

                                   EXHIBIT C
                                   ---------

                                INSTALLMENT NOTE

$____________________                                         Irvine, California

                                                     ______________________,19__

     FOR VALUE RECEIVED, _________________________ promises to pay to Powerwave Technologies, Inc., a Delaware corporation (the "Company"), or order, the principal sum of $______________, together with interest on the unpaid principal hereof from the date hereof at the rate of ___% per annum, compounded semiannually.

     Principal and interest shall be due and payable on _____________, 199__. Should the undersigned fail to make full payment of any installment of principal or interest for a period of 10 days or more after the due date thereof, the whole unpaid balance on this Note of principal and interest shall become immediately due at the option of the holder of this Note. Payments of principal and interest shall be made in lawful money of the United States of America.

     The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

     This Note is subject to the terms of the Option, dated as of _____________, 199__. This Note is secured by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

     In the event the undersigned shall cease to be a director of the Company for any reason, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be immediately due and payable.

     Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.

                                             ___________________________________


                                             ___________________________________


                                      C-1